UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 30, 2003


                               GROWTH MERGERS INC.
                               -------------------
             (Exact name of registrant as specified in its charter)

       Nevada, U.S.A.                   #333-75048               88-0488069
----------------------------         ----------------            ----------
(State or other jurisdiction         (Commission File           (IRS Employer
     of incorporation)                    Number)            Identification No.)

#1505-800 West Pender Street,
Vancouver, British Columbia, Canada                        V6C 2V6
-----------------------------------                        -------
(Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code: (604)647-2225
                                                    -------------

            #1901-1188 Quebec Street, Vancouver, B.C. Canada V6A 4B3
            ---------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 1 - Changes in Control of Registrant
------   --------------------------------

N/A.


Item 2 - Acquisition or Disposition of Assets
------   ------------------------------------

N/A.


Item 3 - Bankruptcy or Receivership
------   --------------------------

N/A.


Item 4 - Changes in Registrant's Certifying Accountant
------   ---------------------------------------------

N/A.


Item 5 - Other Events
------   ------------

The Company announces the appointment of David Jackson as President and Chief Executive Officer, John Wells as Chief Financial Officer and David A. Hite as Secretary. Mr. David Jackson, Mr. John Wells and Mr. David Hite have been appointed to the Company's Board of Directors, effective January 30, 2003.


In  addition,  the Company has moved its  corporate  offices to  #1505-800  West
Pender  Street,   Vancouver,   British  Columbia,  Canada  V6C  2V6.  Telephone:
604-647-2225; Fax: 604-647-2226.

Growth Mergers Inc. has changed its business to that of assisting early and mezzanine stage companies by providing direct financial investment, corporate advisory services and equity swaps, or a combination thereof.

SAFE HARBOR STATEMENT

This statement includes forward-looking information as that term is defined in the Private Security Litigation Reform Act of 1995, and therefore, is subject to certain risks and uncertainties. There can be no assurance that actual results, business conditions, business developments, losses and contingencies and local and foreign factors will not differ materially from those suggested in the forward looking statements as a result of various factors, including market conditions, competition, advances in technology, and other factors beyond the Company's control.


Item 6 - Resignations of Registrant's Directors
------   --------------------------------------

Growth Mergers Inc., (the "Company") announce the resignations of Winston Barta as President, Chief Executive Officer, Secretary and Director, along with the




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






resignations of Graham Hunter and Chase Norlin as Directors of the Company, effective January 30, 2003.


Item 7 - Financial Statements and Exhibits
------   ---------------------------------
N/A.


Item 8 - Change in Fiscal Year
------   ---------------------

N/A.


Item 9 - Regulation FD Disclosure
------   ------------------------

N/A.







































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








                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                  GROWTH MERGERS INC.



                                                  /s/ David Jackson
                                                  ------------------------------
Date: February 10, 2003                           By: David Jackson,
                                                      President




























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